SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: March 10, 1997
            (Date of Earliest Event Reported): (March 10, 1997)


                       SANTA FE PACIFIC GOLD CORPORATION
                       ---------------------------------
          (Exact Name of Registrant as Specified in its Charter)

              Delaware            1-13096             85-0307713
         -----------------      ------------     -------------------
             (State of          (Commission       (I.R.S. Employer
         of Incorporation)      File Number)     Identification No.)


               6200 Uptown Blvd, NE, Suite 400
                   Albuquerque, New Mexico                 87110
          ----------------------------------------       ----------
          (Address of Principal Executive Offices)       (Zip Code)

                                 (505) 880-5300
                                 --------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, If Changed Since Last Report)




          ITEM 5.   OTHER EVENTS.

                    On March 10, 1997,  Santa Fe Pacific Gold
          Corporation ("SFPG"), Newmont Mining Corporation ("Newmont") and Midtown Two Corp., a wholly owned subsidiary of Newmont ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides, among other things, that Sub will merge with and into SFPG (the "Merger") and each outstanding share of common stock of SFPG will be converted into the right to receive 0.43 shares of common stock of Newmont, subject to the terms and conditions of the Merger
          Agreement.   The Merger Agreement is filed as Exhibit
          10.1 hereto and is incorporated herein by reference.

                    On March 10, 1997, concurrently with the execution of the Merger Agreement, SFPG terminated the Agreement and Plan of Merger (the "Homestake Agreement"), dated as of December 8, 1996, by and among SFPG, Homestake Mining Company ("Homestake") and HMGLD Corp., a wholly owned subsidiary of Homestake, in accordance with its terms, including by payment to Homestake of the $65 million termination fee contemplated thereby.

                    In connection with the Merger Agreement, on March 10, 1997, SFPG amended its Rights Agreement (the "Rights Agreement"), dated as of January 26, 1995, between SFPG and Harris Trust and Savings Bank in order to render the Rights inapplicable to the Merger and the other transactions contemplated by the Merger Agreement. A copy of Amendment No. 2 to the Rights Agreement is attached hereto as Exhibit 4.1

                    On March 10, 1997, SFPG issued a press release announcing the execution of the Merger Agreement and the termination of the Homestake Agreement. A copy of the press release is attached hereto as Exhibit 99.1.


          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits

            4.1 Amendment No. 2, dated as of March 10, 1997, to Rights Agreement, dated as of January 26, 1995, between SFPG Pacific Gold Corporation and
                    Harris Trust and Savings Bank.

            10.1 Agreement and Plan of Merger, dated as of March 10, 1997 by and among Santa Fe Pacific Gold
                    Corporation, Newmont Mining Corporation and
                    Midtown Two Corp.

            99.1    Press Release, dated March 10, 1997, of Santa
                    Fe Pacific Gold Corporation.



                                   SIGNATURE

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SANTA FE PACIFIC GOLD
                                        CORPORATION

          Date:  March 10, 1997         By:   /s/  WAYNE JARKE
                                              Name:   Wayne Jarke
                                              Title:  Secretary



                                 EXHIBIT INDEX
                                 -------------
          Number    Description                                     Page
          ------    -----------                                     ----

          4.1       Amendment No. 2, dated as of March 10,
                    1997, to Rights Agreement, dated as of
                    January 26, 1995, between Santa Fe
                    Pacific Gold Corporation and Harris Trust
                    and Savings Bank.                                 5

          10.1      Agreement and Plan of Merger, dated as of
                    March 10, 1997, by and among Santa Fe
                    Pacific Gold Corporation, Newmont
                    Mining Corporation and Midtown Two Corp.          9

          99.1      Press Release, dated March 10, 1997, of
                    Santa Fe Pacific Gold Corporation.               81